UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 17, 2010

SHENGKAI INNOVATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	001-34587	11-3737500
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

No. 27, Wang Gang Road, Jin Nan (Shuang Gang) Economic and Technology Development Area Tianjin, People’s Republic of China 300350
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 22-2858-8899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2010, Shengkai Innovations, Inc., a Florida corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC and Global Hunter Securities, LLC (the “Underwriters”) relating to the issuance and sale in a public offering of 1,058,646 shares of the Company’s common stock, par value $0.001 per share, at a price of $5.115 per share (net of discounts and commissions), which is 93% of the per share public offering price of $5.50 per share. The Company estimates that offering proceeds to the Company, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company, to be approximately $5.3 million.  The transaction is expected to close on December 22, 2010, subject to the satisfaction of customary closing conditions.

The offering is being made pursuant to a prospectus supplement and accompanying prospectus in connection with a takedown from the Company’s shelf registration statement on Form S-3/A (Registration Statement No. 333-167276).

The foregoing summary of the Underwriting Agreement  is qualified in its entirety by reference to the  Underwriting Agreement, which is filed as an exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

            The legal opinion and consent of Sichenzia Ross Friedman Ference LLP are filed as Exhibits 5.1 and 23.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On December 17, 2010, the Company issued a press release announcing that it had priced the public offering described in Item 1.01 of this report. The Company’s press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

The information in Item 8.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit. No.	Description

5.1	Opinion of Sichenzia Ross Friedman Ference LLP
10.1	Underwriting Agreement dated as of December 17, 2010 by and between the Registrant and Maxim Group LLC and Global Hunter Securities, LLC
23.1	Consent of Sichenzia Ross Friedman Ference LLP (included as part of Exhibit 5.1)
99.1	Press Release dated as of December 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2010

SHENGKAI INNOVATIONS, INC.

By:	/s/ David Ming He
David Ming He
Chief Financial Officer